                                                                    Exhibit 10.2

                      AMENDMENT TO STOCK PURCHASE AGREEMENT

         THIS AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment") is dated as of October 24, 2003 by and among Alteon Inc., a corporation organized under the laws of the State of Delaware (the "Company,") and each of the Purchasers (individually, a "Purchaser" and collectively, the "Purchasers") whose names are set forth on Exhibit A to the Agreement (as defined below).

                                    RECITALS:

         WHEREAS, the Company and Purchasers are parties to that certain Stock Purchase Agreement dated as of October 15, 2003 (the "Agreement"); and

         WHEREAS, the parties to the Agreement wish to amend the Agreement to modify the time period in which the Purchasers can deliver an Additional Closing Notice;

         NOW, THEREFORE, for good and adequate consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. All defined terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Agreement.

     2. The Paragraph 1(a) of the Agreement shall be amended such that the term "Period End Date" shall refer to the one hundred and twentieth (120th) Business Day after the Initial Closing.

     3. Except as amended hereby, the Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                                      *****

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Stock Purchase Agreement to be duly executed on their behalf.

                                      ALTEON INC.

                                      By:    /s/ Kenneth I. Moch
                                          --------------------------------------
                                      Name:  Kenneth I. Moch
                                      Title: President & CEO

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                                      WHI GROWTH FUND, LP
                                          By: William Harris Investors, Inc.,
                                              General Partner

                                          By:    /s/ Michael S. Resnick
                                             -----------------------------------
                                          Name:  Michael S. Resnick
                                          Title: Executive Vice President

                                      WHI SELECT FUND, LP
                                          By: William Harris Investors, Inc.,
                                              General Partner

                                          By:    /s/ Michael S. Resnick
                                             -----------------------------------
                                          Name:  Michael S. Resnick
                                          Title: Executive Vice President

                                      PANACEA FUND, LLC
                                          By: William Harris Investors, Inc.,
                                              General Partner

                                          By:    /s/ Michael S. Resnick
                                             -----------------------------------
                                          Name:  Michael S. Resnick
                                          Title: Executive Vice President

                                      XMARK FUND, LTD

                                      By:  /s/ David Cavalier
                                         ---------------------------------------
                                      Name:  David Cavalier
                                      Title: Principal/COO

                                      XMARK FUND, L.P.

                                      By: /s/ David Cavalier
                                         --------------------------------------
                                      Name:  David Cavalier
                                      Title: Principal/COO

                                      VERTICAL VENTURES, LLC

                                      By: /s/ Joshua Silverman
                                         ---------------------------------------
                                      Name:  Joshua Silverman
                                      Title: Partner

                                      BLUEGRASS GROWTH FUND, LP

                                      By: /s/ Brian Shatz
                                         ---------------------------------------
                                      Name:  Brian Shatz
                                      Title: Managing Member

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                                      JOSEPH KLEIN III, TRUSTEE
                                      JOSEPH KLEIN III 5% CHARITABLE
                                      REMAINDER TRUST

                                      By:    /s/ Joseph Klein III, Trustee
                                         ---------------------------------------
                                      Name:  Joseph Klein III, Trustee
                                      Title: Trustee

                                      MAINFIELD ENTERPRISES, INC.

                                      By:    /s/ Avi Vigder
                                         --------------------------------------
                                      Name:  Avi Vigder
                                      Title: Authorized Signatory

                                      NORTH SOUND LEGACY FUND

                                      By:    /s/ Thomas McAuley
                                         ---------------------------------------
                                      Name:  Thomas McAuley
                                      Title: Chief Investment Officer

                                      NORTH SOUND LEGACY INSTITUTIONAL
                                      FUND LLC

                                      By:   /s/ Thomas McAuley
                                         ---------------------------------------
                                      Name:  Thomas McAuley
                                      Title: Chief Investment Officer

                                      NORTH SOUND LEGACY INTERNATIONAL
                                      LTD.

                                      By:    /s/ Thomas McAuley
                                         ---------------------------------------
                                      Name:  Thomas McAuley
                                      Title: Chief Investment Officer